UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):       July 26, 2007

MEDecision, Inc.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	001-33191	23-2530889
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center,	19087
Wayne, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)

(610) 540-0202

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On July 26, 2007, MEDecision, Inc., a Pennsylvania corporation (“MEDE”), issued a press release announcing its financial results for the three months ended June 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The information in this Current Report on Form 8-K, including the Exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information in this Current Report on Form 8-K, including the Exhibit, shall not be deemed to be incorporated by reference into the filings of MEDecision, Inc. under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release of MEDecision, Inc. issued on July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDECISION, INC.

Date: July 26, 2007	By:	/s/ Carl Smith
		Name:	Carl E. Smith
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of MEDecision, Inc. issued on July 26, 2007.